Exhibit 23.6

(1 of 2)

August 26, 2011

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos C.P. 11311

Mexico

Dear Dr. Suárez Coppel:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4 – Information on the Company – Business Overview – Exploration and Production” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ending December 31, 2010; and (c) the incorporation by reference in the Form F-4 of our audit letter describing our review of the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2010, for 120 fields located offshore Mexico in the Southern Region, which audit letter was originally filed as Exhibit 10.4 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Regulation S-X Rules 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,
NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By	/s/ Robert C. Barg
Robert C. Barg, P.E. President

1601 ELM STREET, SUITE 4500 • DALLAS, TEXAS 75201-4754 • PH: 214-969-5401 • FAX 214-969-5411

Exhibit 23.6

(2 of 2)

August 26, 2011

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos C.P. 11311

Mexico

Dear Dr. Suárez Coppel:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4 – Information on the Company – Business Overview – Exploration and Production” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ending December 31, 2010; and (c) the incorporation by reference in the Form F-4 of our audit letter describing our review of the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2010, for 28 fields located offshore Mexico in the Northeastern Marine Region, which audit letter was originally filed as Exhibit 10.4 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Regulation S-X Rules 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By	/s/ Robert C. Barg
Robert C. Barg, P.E. President

1601 ELM STREET, SUITE 4500 • DALLAS, TEXAS 75201-4754 • PH: 214-969-5401 • FAX 214-969-5411